UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 5, 2020

(Date of Report, Date of Earliest Event Reported)

RANPAK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38348	98-1377160
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

7990 Auburn Road

Concord Township, Ohio 44077

(Address of principal executive offices) (Zip Code)

(440) 354-4445

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	PACK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition

On November 6, 2020, Ranpak Holdings Corp. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2020.  A copy of the press release is furnished herewith as Exhibit 99.1, which is incorporated herein by reference.  On November 6, 2020, at 8:30 a.m. (ET), the Company will host a conference call and webcast in which its financial results for the quarter ended September 30, 2020 will be discussed.

The information included in this item, including Exhibit 99.1, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On November 5, 2020, the Company issued a press release announcing that, on November 5, 2020, Pamela K. El was appointed to the Company’s Board of Directors (the “Board”) effective immediately.  A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference.

Ms. El will serve as a Class III director on the Board.  In connection with her appointment to the Board, Ms. El will be entitled to compensation under the Company’s director compensation program similar to the amounts and forms paid to other non-employee members of the Board as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2020.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description
99.1(*)	Press release dated November 6, 2020 entitled “Ranpak Holdings Corp. Reports Third Quarter 2020 Financial Results”
99.2(**)	Press release dated November 5, 2020
104(*)	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

(*) Furnished herewith

(**) Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ranpak Holdings Corp.

Date:	November 6, 2020	By:	/s/ William Drew
William Drew
Senior Vice President and Chief Financial Officer